SCHEDULE E

                             Frost Family of Funds

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                                                 CLASS A    INSTITUTIONAL CLASS
                                                 SHARES           SHARES
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Frost Diversified Strategies Fund                   X
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Frost Core Growth Equity Fund                       X               X
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Frost Dividend Value Equity Fund                    X               X
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Frost Strategic Balanced Fund                       X               X
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Frost Kempner Multi-Cap Deep Value Equity Fund      X               X
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Frost Small Cap Equity Fund                         X               X
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Frost International Equity Fund                     X               X
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Frost Low Duration Bond Fund                        X               X
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Frost Total Return Bond Fund                        X               X
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Frost Municipal Bond Fund                           X               X
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Frost Low Duration Municipal Bond Fund              X               X
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Frost Kempner Treasury and Income Fund              X               X
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Frost LKCM Multi-Cap Equity Fund                    X               X
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Frost LKCM Small-Mid Cap Equity Fund                X               X
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